UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2004

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-24548                63-1120122
  (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)

      900 West Main Street
        Dothan, Alabama                                            36301
(Address of principal executive                                 (Zip Code)
            offices)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         -------------

         On April 2, 2004, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per share. The dividend is payable on April 27, 2004, to stockholders of record as of April 13, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
(c) Exhibits

   99.1 Press release dated April 2, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MOVIE GALLERY, INC.

Date:  April 2, 2004


                                                  BY:  /s/ Ivy M. Jernigan
                                                       ---------------------
                                                       Ivy M. Jernigan
                                                       Senior Vice President and
                                                       Chief Financial Officer

INDEX TO EXHIBITS

99.1         Press Release dated April 2, 2004